EXHIBIT 10.25

--------------------------------------------------------------------------------

                                  CONTRACT FOR

                                  the supply of

                              TELECOM RED PRODUCTS

                               CONTRACT NO: 652902
                          (PSUEDO CONTRACT NO. 652903)

                                      From


                              BT Supply Management
                                     Swindon



                                   August 1997



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contract Number: 652902 (Psuedo        Estimated Contract Value:(pound)6,881,675
Contract No. 652903)
Contract relating to: Telecom Red Products
--------------------------------------------------------------------------------

CONTRACT dated  7 August 1997                                            between

(1) "BT" British Telecommunications plc registered office 81 Newgate Street London EC1A 7AJ Company Number 1800000; and

(2) "the Supplier":

--------------------------------------------------------------------------------
Name                    Registered Office Address   Registered Number
--------------------------------------------------------------------------------
Versus Technology Ltd   Unit B7                     2520164
                        Armstrong Mall
                        Southwood Summit Centre
                        Farnborough
                        GU14 0NR
--------------------------------------------------------------------------------
For (pound)1 payable to it by BT, the Supplier shall complete and deliver to BT such work and/or equipment and/or services (as the case may be) as BT may order from time to time within the Contract Period in accordance with the Contract which comprises:

--------------------------------------------------------------------------------
Number       Description
--------------------------------------------------------------------------------
1            Requirements
--------------------------------------------------------------------------------
2            Conditions
--------------------------------------------------------------------------------
3            Technical Requirements
--------------------------------------------------------------------------------
4            Generic Standards
--------------------------------------------------------------------------------
5            Subcontractors
--------------------------------------------------------------------------------
6            Working with BT Booklet
--------------------------------------------------------------------------------

and which, in the case of conflict, have precedence in the order listed.

SIGNED for and on                    SIGNED for and on
Behalf of the Supplier               behalf of BT

Name                                 Name    T. Pearson

Position                             Position  Manager, Engineering Materials

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                   SCHEDULE 1







                                  REQUIREMENTS















                               CONTRACT NO: 652902

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


SCHEDULE 1 to CONTRACT NO: 652902                                 PAGE  1 of 17
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CONTENTS

SCOPE

 1.      DEFINITIONS

 2.      DURATION OF CONTRACT
 3.      DESCRIPTION OF SUPPLIES
 4.      QUANTITY OF SUPPLIES
 5.      PRICING
 6.      PAYMENT AND INVOICE DETAILS
 7.      AVAILABILITY OF SUPPLIES
 8.      PLACE OF MANUFACTURE
 9.      WORKING WITH BT

MANAGEMENT

10.      QUALITY, QUALITY ASSURANCE AND QUALITY IMPROVEMENT
11.      CHANGE CONTROL PROCEDURE
12.      ENQUIRY POINTS

IMPLEMENTATION

13.      ORDERING ARRANGEMENTS
14.      DELIVERY - DIRECT DISTRIBUTION
15.      DESPATCH - DIRECT DISTRIBUTION
16.      DELIVERY - DEPOT
17.      DESPATCH - DEPOT
18.      ELECTRONIC DATA INTERCHANGE (EDI)
19.      CONTRACT MANAGEMENT
20.      GRADE OF SERVICE
21.      PACKAGING AND LABELLING
22.      ORDER OF PRECEDENCE

         APPENDIX A

SCHEDULE 1 to CONTRACT NO: 652902                                 PAGE  2 of 17
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1.       DEFINITIONS

         The definitions of expressions in the Condition headed 'Definitions' in the Contract conditions shall unless the context requires otherwise, apply in this Schedule 1.

         In addition the following expressions shall, unless the context requires otherwise, have the following meanings in the Schedule 1:

         "the Contract Conditions"

         - shall mean the provisions contained in Schedule 2 of the Contract.

         "the 'Working with BT' booklet"

         - shall mean the booklet of that name referred to in the Condition headed 'Working with BT' in this Schedule 1.

2.       DURATION OF CONTRACT

         The duration of the Contract shall be for the Contract Period from the commencement date as stated in Schedule 2:1, unless terminated earlier in accordance with its provisions or other right at law.

3.       DESCRIPTION OF SUPPLIES

         The Supplies for supply by the Supplier, in accordance with its obligations under the Condition headed 'Quantity of Supplies' in this
         Schedule 1, are of those listed in Appendix A to this Schedule.

         Supplies may be modified by amendment during the contract period to replace existing product and/or add new products, subject to the agreement of both parties.

4.       QUANTITY OF SUPPLIES

         4.1 The Supplier agrees that the Contract is not for any specific quantity of Supplies, but only for such quantities as may be ordered by BT from time to time within the duration of the Contract. Any estimated Contract value shown on or in the Contract is for BT information purposes only and shall neither be binding nor put any obligation of any kind on BT.

SCHEDULE 1 to CONTRACT NO: 652902                                 PAGE  3 of 17
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5.       PRICING

         5.1      Maximum Pricing

                  The prices to be paid for the Supplies supplied in accordance with the Contract are as detailed in the Appendix A.

                  All prices detailed in Appendix A shall be maximum prices for the Contract Period, subject to the provisions of this Condition, in Pounds Sterling (exclusive of Value Added Tax).

                  The prices payable by BT are inclusive of all non-returnable packing, delivery, any relevant licence fees and all other charges associated with the Goods.

                  The Supplier shall not extend more favourable prices to any other customer providing services within the U.K. for any item covered by this Contract.

         5.2      Price Review

                  A price review will take place during the Contract Period on the following basis:-

                  5.2.1 The prices contained in the appendices are the maximum prices applicable for the Contract Period.

         5.3      Contract Rebate

                  5.3.1    1 April 1997 to 31 March 1998

                           It is agreed that should BT place orders for Supplies against this Contract which reach (pound)3.0m in the 12 month period from 1 April 1997, BT will receive a rebate of 5% from the Supplier against these purchases. Should BT exceed a spend of (pound)3.0m target in this period, a further 15% rebate will be payable against all purchases in excess of (pound)3.0m.

                           Should BT order GSM product against this Contract within this period then the rebates will apply from a level of (pound)3.2m.

                  5.3.2    1 April 1998 to 31 March 1999

                           It is agreed that the rebate structure, as set out in Paragraph 5.3.1 above, will apply to orders for Supplies made in this period, with the exception of Item No 8a, the LinkGuard Board (Item Code 502434). This item will be included in the calculation of total spend, but will be excluded from the agreed rebate structure.

SCHEDULE 1 to CONTRACT NO: 652902                                 PAGE  4 of 17
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                  5.3.3    It is agreed that Supplies shall include all items on
                           this contract, as listed in Appendix A to this Schedule, and any other equipment that BT may purchase.

                  5.3.4 Unless BT and the Supplier can agree a rebate structure to apply for the period 1 April 1999 to 30 June 1999, the same rebate structure as detailed in Paragraph 5.3.2 above will apply against the spend on a pro rata basis.

6.       PAYMENT AND INVOICE DETAILS

         6.1 For each order for the Supplies made by BT, the Supplier shall, following delivery in accordance with the Contract of all (or, where agreed in writing by BT, each agreed instalment of) the Supplies comprised in the order, submit an invoice for the price of those Supplies.

         6.2 Payment of a correct invoice submitted in accordance with this Condition shall (subject to the following paragraph of this Condition) be made, on average, within the Payment Period from the date of its receipt.

         6.3 BT reserves the right to refuse to pay any invoice which is not submitted in accordance with this Condition, or if any Supplies to which the invoice relates are not in accordance with the Contract.

         6.4      Payment for Depot (NDC) Stocked Items

                  The Supplier shall, on its own forms, render invoices to BT at the Invoice Address.

                  British Telecommunications plc
                  Accounts Payable Centre
                  PO Box 998
                  Telecoms House
                  91 London Road
                  Manchester
                  M60 1RT

                  Tel: 0800 515465 (Suppliers have to state that they are on the ATP system)

                  One invoice must be raised per delivery address for each Goods Release Form.

         6.5      Payment For Direct Delivery Items

                  Psuedo Contract No. 652903 has been allocated to cover the delivery of items to Regional Distribution Centres, and direct to site, and should be quoted on all relevant despatch/invoice documentation.

                  Each week the Supplier is required to send: one copy of the despatch advice with the Supplies and one copy to be sent to BT Supply Management, Post Point C108, North Star House, North Star Avenue, Swindon, SN2 1BS, and

SCHEDULE 1 to CONTRACT NO: 652902                                 PAGE  5 of 17
--------------------------------------------------------------------------------

                  individual invoices relevant to that despatch to British Telecommunications plc, Accounts Payable Centre, PO Box 998, Telecoms House, 91 London Road, Manchester, M60 1RT.

         6.6 The information on the Supplier's invoice shall conform with the requirements specified in the `Working with BT' booklet.

                  Both despatch advices to contain the following information:-

                  British Telecommunications plc Contract Number (Psuedo
                    Contract 652903)
                  British Telecommunications plc Document Reference British Telecommunications plc Requisition Number British Telecommunications plc Item Code
                  British Telecommunications plc Item Description
                  Quantity Despatched
                  Delivery Address
                  Date of Despatch

         6.7 The information on the Contractor's invoice shall conform with the requirements specified in the `Working with BT' booklet.

         NB: During the Contract period the Method of Payment is likely to be altered to Payment on Receipt.

SCHEDULE 1 to CONTRACT NO: 652902                                 PAGE  6 of 17
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NDC DELIVERY

                               GOODS RELEASE FORM

ATTENTION OF: ........................    FROM:.................................
TELEPHONE No:.........................    TELEPHONE No:.........................
FAX No:...............................    FAX No:...............................

--------------------------------- ----------------------------------------------
CONTRACTOR: VERSUS TECHNOLOGY LTD CONTRACT NUMBER:    652902
--------------------------------- ----------------------------------------------
                                  SERIAL NUMBER:
--------------------------------- ----------------------------------------------
                                  DOCUMENT REFERENCE:
--------------------------------- ----------------------------------------------
                                  DATE:
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 ITEM CODE              DESCRIPTION                   TOTAL            TOTAL            CRD              NED
                                                    RELEASED         RELEASED
                                                                      TO DATE
------------ ----------------------------------- ---------------- ---------------- --------------- ----------------

------------ ----------------------------------- ---------------- ---------------- --------------- ----------------

------------ ----------------------------------- ---------------- ---------------- --------------- ----------------

------------ ----------------------------------- ---------------- ---------------- --------------- ----------------

------------ ----------------------------------- ---------------- ---------------- --------------- ----------------

------------ ----------------------------------- ---------------- ---------------- --------------- ----------------

------------ ----------------------------------- ---------------- ---------------- --------------- ----------------

------------ ----------------------------------- ---------------- ---------------- --------------- ----------------

------------ ----------------------------------- ---------------- ---------------- --------------- ----------------

------------ ----------------------------------- ---------------- ---------------- --------------- ----------------

------------ ----------------------------------- ---------------- ---------------- --------------- ----------------

------------ ----------------------------------- ---------------- ---------------- --------------- ----------------

------------ ----------------------------------- ---------------- ---------------- --------------- ----------------


SIGNED:  ............................

SCHEDULE 1 to CONTRACT NO: 652902                                 PAGE  7 of 17
--------------------------------------------------------------------------------

DIRECT DELIVERY

                               GOODS RELEASE FORM

ATTENTION OF: ........................    FROM:.................................
TELEPHONE No:.........................    TELEPHONE No:.........................
FAX No:...............................    FAX No:...............................

--------------------------------- ----------------------------------------------
CONTRACTOR: VERSUS TECHNOLOGY LTD CONTRACT NUMBER:    652903
--------------------------------- ----------------------------------------------
                                  SERIAL NUMBER:
--------------------------------- ----------------------------------------------
                                  DOCUMENT REFERENCE:
--------------------------------- ----------------------------------------------
                                  DATE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ITEM CODE              DESCRIPTION                   TOTAL            TOTAL
                                                    RELEASED         RELEASED
                                                                      TO DATE
------------ ----------------------------------- ---------------- --------------

------------ ----------------------------------- ---------------- --------------

------------ ----------------------------------- ---------------- --------------

------------ ----------------------------------- ---------------- --------------

------------ ----------------------------------- ---------------- --------------

------------ ----------------------------------- ---------------- --------------

------------ ----------------------------------- ---------------- --------------

------------ ----------------------------------- ---------------- --------------

------------ ----------------------------------- ---------------- --------------

------------ ----------------------------------- ---------------- --------------

------------ ----------------------------------- ---------------- --------------

------------ ----------------------------------- ---------------- --------------

------------ ----------------------------------- ---------------- --------------


SIGNED:  ............................

SCHEDULE 1 to CONTRACT NO: 652902                                 PAGE  8 of 17
--------------------------------------------------------------------------------



7.         AVAILABILITY OF SUPPLIES

         7.1 The Supplier shall at its own expense, maintain sufficient stock of the Supplies as is reasonable to meet such quantities as may be ordered by BT. BT will provide the Supplier with 3 month rolling forecasts for all the items on the Contract. The ordering pattern shall be on the basis of 1 month firm requirement, months 2 and 3 forecast (provisional) requirement only.

         7.2 BT considers it to be the responsibility of the Supplier to determine such stock levels and BT does not wish to be prescriptive on this issue. However, recognising the volatility of demand patterns, BT believes that reasonable stock levels should be available.

         7.3 During the continuance of the Contract BT shall have the right to audit the Supplier to ensure reasonable stocks or processes are in place and effective.

         7.4 The Supplier shall give BT 2 months notice of any `shut-down' period. During any `shut-down' period the Supplier shall provide sufficient resources to enable the continuation of the required delivery service. What constitutes a reasonable delivery service shall be agreed between both parties.

8.       PLACE OF MANUFACTURE

         The Supplies will be manufactured and assembled at:-

         Versus Technology Ltd, Unit B7, Armstrong Mall, Southwood Summit Centre, Farnborough, Hampshire, GU14 0NR

         apart from the manufacture of components and materials bought in, in accordance with normal trade practice. The Supplier shall not manufacture or assemble the Supplies at any other address without the prior written agreement of BT, which agreement shall not be unreasonably withheld.

9.       WORKING WITH BT

         The provisions of the booklet 'Working with BT' edition 3 dated 1 August 1994 (a copy of which the Supplier has received) shall apply to the Contract to the extent specified in the Contract.

10.      QUALITY, QUALITY ASSURANCE AND QUALITY IMPROVEMENT

         10.1 The Supplies shall be manufactured in accordance with the quality requirements as stipulated via the contracted specifications and Generic Standards (Schedule 3).

SCHEDULE 1 to CONTRACT NO: 652902                                 PAGE  9 of 17
--------------------------------------------------------------------------------



         10.2 Incumbent within the above requirement will be for the Supplier to manage the Contract in a controlled quality manner, in accordance with an ISO 9000 or equivalent Quality Management System and appropriate Quality Plans. Any changes to the Suppliers' Quality Management System or Quality Plans shall be notified to the BT Procurement Team.

         10.3 The Supplier shall demonstrate compliance to the contracted requirements.

         10.4 The Supplier shall declare their testing strategy for all stages of the production processes from incoming goods to finished product.

         10.5     The Supplier shall employ a suitable level of Quality
                  Assurance.

         10.6 The Supplier shall assist BT in measuring the efficiency of processes as required, with an aim to optimise process yield.

         10.7 The Supplier is wholly responsible for ensuring compliance to the above requirements for any Supplies sub-contracted.

         10.8 The Supplier shall demonstrate a commitment to continual Quality Improvement, addressing shortfalls in the BT Vendor Rating Scores, and to seek improvements in their quality, technical and commercial deliverables. Visibility of such progress will be requested via suitable Quality Improvement Programmes, these shall be reviewed at the regular BT/Supplier interface meetings.

11.      CHANGE CONTROL PROCEDURE

         11.1 The Supplier shall notify BT of any proposed changes, to the form, fit or function of the Supplies. BT requires four weeks notice of proposed changes for authorisation to be considered. No changes are to be made without written authorisation from BT Supply Management (using an agreed change procedure form), such authorization shall not be unreasonbly withheld.

         11.2 All requests for changes from BT shall be forwarded to the Supplier by BT Supply Management (using an agreed change procedure form). The Supplier shall respond to this request within ten days of its receipt.

         11.3 In the event of changes proposed by either party being agreed, a formal Contract amendment shall be signed by the parties.

         11.4 Any requests for concessions raised by the Supplier, against the agreed specifications, shall be forwarded to BT Supply Management (using an agreed change procedure form). Two weeks notice is required by BT for consideration of the request. No Supplies may be supplied against the concession until written agreement has been given by BT Supply Management.

         11.5 All concessions may be subject to a discount to the prices of the Supplies concerned and which must be agreed prior to the granting of such concession by BT.

SCHEDULE 1 to CONTRACT NO: 652902                                 PAGE 10 of 17
--------------------------------------------------------------------------------




12.      ENQUIRY POINTS

         The following persons are appointed to answer enquiries in relation to the Contract as designated:

           ---------------------------- ----------------------------------------
           BT                           Supplier

           ---------------------------- ----------------------------------------
           Commercial:  Niall McDonald  Greg Goodall

           PP C108                      NumereX Corp.
           North Star House             2360 Maryland
           North Star Avenue            Willows Grove
           Swindon                      PA  19090
           SN2 1BS                      USA

           Tel:  01793 547241           Tel:  (610) 892-0316
           Fax:  01793 547175           Fax:  (610) 892-0725

           ---------------------------- ----------------------------------------
           Technical:  Andy Whitfield   Geoff Sellick

           Telecom Red                  Versus Technology Limited
           PP703M                       Unit B7
           7th Floor                    Armstrong Mall
           Dial House                   Southwood Summit Centre
           21 Chaple Street             Farnborough
           Salford    M3 7BA            Hampshire  GU14 0NR
           Tel:  0161 600 5152          Tel:  01252 378822
           Fax:  0161 839 5860          Fax:  01252 371166
           ---------------------------- ----------------------------------------

         Enquiries relating to particular orders placed under the Contract shall be referred in the case of BT to the address specified on the relevant order and in the case of the Supplier to:

         Name:             Debbie Drummond

         Address:          Unit B7
                           Armstrong Mall
                           Southwood Summit Centre
                           Farnborough
                           Hampshire        GU14 0NR

         Tel:              01252 378822
         Fax:              01252 371166

SCHEDULE 1 to CONTRACT NO: 652902                                 PAGE 11 of 17
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13.      ORDERING ARRANGEMENTS

         13.1 The Supplier is to have available sufficient stock to meet such quantities as may be ordered from time to time, against estimated quantities detailed in the Contract by British Telecommunications plc, Supply Management, North Star House, North Star Avenue, Swindon, SN2 1BS, during the Contract period.

         13.2     The Contract is to allow for 2 types of order:-

                  (i)      Direct Delivery

                           For all Items, except Item 7, delivery by the Supplier within 5 working days. For Item 7 (Scanner Assembly) delivery by the Supplier within 6 weeks. Receipt of order by the Supplier is construed as day one of the process. The process must also allow for an emergency delivery where the Supplier will use his best endeavour to deliver inside the lead time.

                  (ii)     Depot

                           Call-offs will be issued by Supply Management for delivery within 2 weeks from date of order.

14.      DELIVERY - DIRECT DISTRIBUTION (Psuedo Contract No 652903)

         14.1 The Supplier shall deliver the Supplies ordered by BT to BT at the address or addresses in the United Kingdom that BT may specify. For all Items, except Item 7, all orders to be delivered within 5 working days. For Item 7 all orders to be delivered within 6 weeks from receipt of order by the Supplier, unless otherwise specified.

                  The Supplier shall not, without the prior permission of BT, deliver any part order (by quantity or by item). In the event that the Supplies are not available for delivery at the agreed time, the Supplier shall (without prejudice to BT's rights under the Contract) immediately inform BT by telephone or facsimile using Late Order form or telex and confirm such communication by post.

         14.2     Notice of Delivery

                  Deliveries to Regional Distribution Centres, other staffed or unstaffed premises, will require the Supplier to give at least 24 hours notice or such deliveries by telephone to the appropriate District Manager's office. Relevant orders will be annotated to this effect.

SCHEDULE 1 to CONTRACT NO: 652902                                 PAGE 12 of 17
--------------------------------------------------------------------------------

15.      DESPATCH ADVICES - DIRECT DISTRIBUTION (Pseudo Contract No 652903)
         ------------------------------------------------------------------

         One copy to be sent to BT plc, Supply Management, PP C108, North Star House, North Star Avenue, SWINDON, SN2 1BS on the day the Supplies are despatched and one copy to be sent with the Supplies either securely fastened to the outside of the consignment, or handed to the District Stores on delivery.

16.      DELIVERY - DEPOT

         16.1 Delivery instructions will be given within 3 working days of British Telecommunications plc, Supply Management, receiving details of the Supplies passing inspection at Contractor's Works. Supplies to be delivered as soon as possible after receipt of such instructions, but in any event no later than 5 working days therefrom.

                  The Supplies to be delivered to either or both of the following BT plc depots: Crayford and Northallerton. (See "Working with BT" booklet for details of addresses).

         16.2     Depot Appointment System and Security

                  All deliveries must be made on a day specified by the depot. The Supplier, subcontractors or their agents should give prior notification of delivery, including the following information: item description, quantity and Contract number, also the vehicle registration number, if known. Telephone numbers and delivery times available are:-

                  CRAYFORD Tel: 0800 672521. Deliveries may be made between 7.00 am and 1.45 pm.

                  NORTHALLERTON Tel:  01609 780091.  Deliveries may be made
                                between 8.00 am and 3.00 pm.

                  Deliveries will only be accepted on the specified date and between the hours shown. British Telecommunications plc Security staff shall, if they so decide, have access at any time to vehicles of Contractors, subcontractors or their agents while such vehicle/s are entering, leaving or both any BT depot to stop and search any such vehicle/s.

         16.3     Personal Protective Equipment (PPE)

                  With effect from 1 May 1997, where deliveries are made to BT Distribution Sites it is the Supplier's responsibility to ensure that drivers wear appropriate PPE (high visibility jerkins, safety shoes, and a safety helmet). From 1 May 1997, all incorrectly attired drivers will be refused entry to BT Distribution Sites.

SCHEDULE 1 to CONTRACT NO: 652902                                 PAGE 13 of 17
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17.      DESPATCH ADVICES:  DEPOT DELIVERY

         One copy to be enclosed with the Supplies and one copy to be sent to:
         BT plc, Supply Management, at the depot to which the Supplies are consigned. Both Despatch Advices to contain:-

         British Telecommunications plc Contract Number
         British Telecommunications plc Item Description
         British Telecommunications plc Item Code
         Contractor's Document Reference
         Quantity
         Requisition Number and Document Reference Number
         Date and Method of Despatch
         Consignment Note, Where Applicable
         Packaging Details
         Delivery Address

18.      ELECTRONIC DATA INTERCHANGE (EDI)

         At the option of BT, the Supplier agrees to implement an EDI link for the transmission of documents including SD67s and invoices.

19.      CONTRACT MANAGEMENT

         19.1 LATE ORDERS FORM - see attached form `a' for late orders which must be completed and faxed to 01793 547175 for all orders which will not be delivered by the due date. Any outstanding orders MUST be reported weekly.

         19.2     SELF-MONITORING FORM - See attached form `b'.

                  The Supplier is to have suitable Monitoring Systems to provide well structured, accurate and timely reports to BT. The form is to be completed and returned to BT Supply Management by the 3rd working day of each month.

                  The table overleaf outlines the input requirements for the Self Monitoring Form.

SCHEDULE 1 to CONTRACT NO: 652902                                 PAGE 14 of 17
--------------------------------------------------------------------------------




------------------------------------------- ---------------------------------------------------------------------
Data Field                                  Input Requirements
------------------------------------------- ---------------------------------------------------------------------
Supplier                                    Company Name.
------------------------------------------- ---------------------------------------------------------------------
Month                                       Enter the month in which the orders were due for delivery.
------------------------------------------- ---------------------------------------------------------------------
Contract Number                             Enter BT Contract number.  One form per Contract.
------------------------------------------- ---------------------------------------------------------------------
Item Code/Description                       Insert BT item code followed by description.
------------------------------------------- ---------------------------------------------------------------------
Quantity Ordered (Due for delivery in       Total quantity  on order by  BT due for delivery in the reporting
reporting month)                            month e.g. 100 units were ordered by BT beginning of October, the lead-time is 2 weeks therefore all
                                            100 are due in October (within the 2
                                            week lead-time), BUT if the
                                            lead-time is 8 weeks then the order
                                            should be recorded in the month it
                                            is due to be delivered.
------------------------------------------- ---------------------------------------------------------------------
Quantity Delivered to Depot/Site            Total quantity delivered to depot or site within the contractual lead time, e.g.
                                            100 units  =  100%           90 units  =  90% ( no arrears)
------------------------------------------- ---------------------------------------------------------------------
Value of Quantity Ordered                   Contract unit price multiplied by the volume of
                                            quantity ordered.
------------------------------------------- ---------------------------------------------------------------------
Cumulative Quantity  Ordered (Units)        Cumulative order quantity from 1 April 1997.
------------------------------------------- ---------------------------------------------------------------------
Value Cumulative(pound)                     Cumulative value of order from 1 April 1997.
------------------------------------------- ---------------------------------------------------------------------
Arrears from previous month(s)              Quantity of order in arrears to BT from previous
                                            month(s).
------------------------------------------- ---------------------------------------------------------------------
% Delivery Performance                      Quantity delivered divided by Quantity ordered in month plus
Quantity Delivered / (Quantity              previous month's arrears*100,
Order + Arrears)*100                        e.g. 200 delivered /(100 ordered +250 arrears)*100=57%
------------------------------------------- ---------------------------------------------------------------------
Liquidated Damages Applicable for Month     The % of Liquidated Damages applicable are outlined in your current contract.  The % is to be applied to the value of the order which is late, e.g. the order value  =  (pound)100,  the order is late by one week  the LDR  =  5%, therefore the value of LDR  = (pound)5 (5% of
                                            (pound)100).
------------------------------------------- ---------------------------------------------------------------------
Cumulative Liquidated Damages               Total damages applicable to each item from 1 April 1997.
------------------------------------------- ---------------------------------------------------------------------
Quantity of finished stock held             Volume of finished stock held at manufacturers.
------------------------------------------- ---------------------------------------------------------------------

SCHEDULE 1 to CONTRACT NO: 652902                                 PAGE 15 of 17
--------------------------------------------------------------------------------
                                    Form `a'

                               LATE ORDERS REPORT

------------------------ ------------------------------------------------------------- ---------------------------------------------
COMPANY:                 VERSUS TECHNOLOGY LIMITED                                     CONTRACT NO:
------------------------ ----------------- --------------------- --------------------- ---------------------------------------------
                                                                       PROPOSED
       REQ NO./                ITEM                DUE                 DELIVERY                       REASON LATE/
     CALL OFF REF              CODE                DATE                  DATE                         ACTION TAKEN
------------------------ ----------------- --------------------- --------------------- ---------------------------------------------
------------------------ ----------------- --------------------- --------------------- ---------------------------------------------

------------------------ ----------------- --------------------- --------------------- ---------------------------------------------

------------------------ ----------------- --------------------- --------------------- ---------------------------------------------

------------------------ ----------------- --------------------- --------------------- ---------------------------------------------

------------------------ ----------------- --------------------- --------------------- ---------------------------------------------

------------------------ ----------------- --------------------- --------------------- ---------------------------------------------

------------------------ ----------------- --------------------- --------------------- ---------------------------------------------

------------------------ ----------------- --------------------- --------------------- ---------------------------------------------

------------------------ ----------------- --------------------- --------------------- ---------------------------------------------

------------------------ ----------------- --------------------- --------------------- ---------------------------------------------

------------------------ ----------------- --------------------- --------------------- ---------------------------------------------

------------------------ ----------------- --------------------- --------------------- ---------------------------------------------

------------------------ ----------------- --------------------- --------------------- ---------------------------------------------

SCHEDULE 1 to CONTRACT NO:  652902                                 PAGE 16 of 17
--------------------------------------------------------------------------------
                                    Form `b'

                          SUPPLIER DELIVERY PERFORMANCE
                              SELF MONITORING FORM

SUPPLIER:  VERSUS TECHNOLOGY LIMITED

CONTRACT No: .......................                                                                    MONTH:......................


----------------------------- -------------- --------------- -------------- ----------------- ---------------- -------------
         ITEM CODE/             QUANTITY        QUANTITY       VALUE OF        CUMULATIVE          VALUE         ARREARS
        DESCRIPTION           ORDERED (DUE    DELIVERED TO     QUANTITY         QUANTITY        CUMULATIVE         FROM
                              FOR DELIVERY    DEPOT/ SITE       ORDERED     ORDERED (UNITS)    (pound)           PREVIOUS
                              IN REPORTING                                                                       MONTH(S)
                                 MONTH)
----------------------------- -------------- --------------- -------------- ----------------- ---------------- -------------

----------------------------- -------------- --------------- -------------- ----------------- ---------------- -------------

----------------------------- -------------- --------------- -------------- ----------------- ---------------- -------------

----------------------------- -------------- --------------- -------------- ----------------- ---------------- -------------

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----------------------------- -------------- --------------- -------------- ----------------- ---------------- -------------

----------------------------- -------------- --------------- -------------- ----------------- ---------------- -------------

----------------------------- -------------- --------------- -------------- ----------------- ---------------- -------------

----------------------------- -------------- --------------- -------------- ----------------- ---------------- -------------

----------------------------- -------------- --------------- -------------- ----------------- ---------------- -------------

----------------------------- -------------- --------------- -------------- ----------------- ---------------- -------------

----------------------------- -------------- --------------- -------------- ----------------- ---------------- -------------

----------------------------- -------------- --------------- -------------- ----------------- ---------------- -------------

----------------------------- -------------- --------------- -------------- ----------------- ---------------- -------------

TOTAL

----------------------------- -------------- --------------- -------------- ----------------- ---------------- -------------

--------------------- --------------- ---------------- ---------------
     % DELIVERY         LIQUIDATED      CUMULATIVE      QUANTITY OF
    PERFORMANCE          DAMAGES        LIQUIDATED        FINISHED
 Quantity Delivered     APPLICABLE        DAMAGES        STOCK HELD
 / (Quantity Order      FOR MONTH
   + Arrears)*100
--------------------- --------------- ---------------- ---------------

--------------------- --------------- ---------------- ---------------

--------------------- --------------- ---------------- ---------------

--------------------- --------------- ---------------- ---------------

--------------------- --------------- ---------------- ---------------

--------------------- --------------- ---------------- ---------------

--------------------- --------------- ---------------- ---------------

--------------------- --------------- ---------------- ---------------

--------------------- --------------- ---------------- ---------------

--------------------- --------------- ---------------- ---------------

--------------------- --------------- ---------------- ---------------

--------------------- --------------- ---------------- ---------------

--------------------- --------------- ---------------- ---------------

--------------------- --------------- ---------------- ---------------

--------------------- --------------- ---------------- ---------------

--------------------- --------------- ---------------- ---------------


SCHEDULE 1 to CONTRACT NO:  652902                                 PAGE 17 of 17
--------------------------------------------------------------------------------


20.      GRADE OF SERVICE

         20.1     The Supplier is required to meet 100% Grade of Service.

         20.2 The Grade of Service is defined as the number of times the Supplier achieves delivery of individual orders within the lead time for each calendar month, expressed in terms of a percentage.

21.      PACKAGING AND LABELLING

         As detailed in the Schedule 5.

22.      ORDER OF PRECEDENCE

         To the extent which the following documents form part of or apply to the Contract, they shall in the case of conflict have the order of precedence in which they are listed below:

         (i)        Schedule 1 - Requirements
         (ii)       Contract Conditions
         (iii)      Technical Requirements
         (iv)       Generic Standards
         (v)        Subcontractors

SCHEDULE 1 to CONTRACT NO:   652902                                PAGE 1 of 1

APPENDIX A
--------------------------------------------------------------------------------
FIXED PRICES FOR THE DURATION OF CONTRACT

---------------------------------------------------------------------------------------------------------------------------------
      ITEM            DESCRIPTION       ESTIMATED         DELIVERY TO DEPOT OR ANYWHERE IN UK               EX-WORKS
ITEM  CODE                              QUANTITY
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
 1   502270 Dual Link Board                 *                              *                                    *
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
 2   502319 Dual Microscanner Chassis
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
 3   502279 Processor
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
 4   502280 PSIM
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
 5   502298 X-R Pair
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
 6   502299 X-Sim
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
 7   502323 Scanner Assembly
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
8a   502434 LinkGuard Board
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
8b   502434 LinkGuard Board
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
 9   502435 PSIM Modification
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
10   502436 Processor Modification
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
11   502437 LinkGuard Management System
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
12   502438 PSIM V24 0.25M Cord
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
13   502439 PSIM V24 1.0M Cord
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
14   502440 PSIM V24 2.0M Cord
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
15   502441 PSIM V24 3.0M Cord
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
16   502442 Processor V24  0.25M Cord
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
17   502443 Processor V24 1.0M Cord
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
18   502444 Processor V24 2.0M Cord
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
19   502445 Processor V24 3.0M Cord
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------
20   502446 De-bug Cable 5.0M
---- ------ --------------------------- --------------- ---------------------------------------- --------------------------------

Note: Item 8a. The price for this item is based on the placement of a single order for 5000 items for supply over an agreed period

* Confidential information which has been omitted pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and filed separately with the SEC.

    ------------------------------------------------------------------------


                                   SCHEDULE 2










                             CONDITIONS OF CONTRACT











                               CONTRACT NO: 652902

    ------------------------------------------------------------------------

SCHEDULE 2 to CONTRACT NO: 652902                               PAGE 1 of 21
--------------------------------------------------------------------------------

CONTENTS

 1.      DEFINITIONS
 2.      QUALITY OF SUPPLIES
 3.      COMPLIANCE WITH LAWS AND REGULATIONS
 4.      PRICING
 5.      PAYMENT AND INVOICING
 6.      ASSIGNMENT AND SUBCONTRACTING
 7.      ACCESS, ASSISTANCE AND PROGRESS REPORTS
 8.      MISTAKES IN INFORMATION
 9.      BT SUPPLIED ITEMS AND PROPERTY
10.      GUARANTEE
11.      TITLE AND RISK
12.      INFORMATION
13.      CONFIDENTIALITY
14.      FORCE MAJEURE
15.      DEFAULT
16.      RIGHT TO REJECT
17.      LICENCE TO USE INFORMATION
18.      DELIVERY
19.      REPAIRABILITY
20.      SUPPORT AND SPARES
21.      INTERFACE WITH OTHER EQUIPMENT
22.      TERMINATION
23.      INDEMNITY - INTELLECTUAL PROPERTY
24.      INDEMNITY - GENERAL
25.      LIMITATION OF LIABILITY
26.      INSURANCE
27.      CONTRACT CHANGE PROCEDURE
28.      NOTICES
29.      GENERAL
30.      DOCUMENTATION
31.      USE, TRANSFERABILITY, MAINTENANCE AND MODIFICATION OF SOFTWARE
32.      VIRUSES AND ELECTRONIC REPOSSESSION

SCHEDULE 2 to CONTRACT NO: 652902                               PAGE 2 of 21
--------------------------------------------------------------------------------




GENERAL CONDITIONS

1.       DEFINITIONS

         In the Contract, the following expressions shall have the meanings, if any, ascribed to them:

------------------------------- ----------------------------------------------
Expression                      Meaning
------------------------------- ----------------------------------------------
Commencement Date               Date of Contract
------------------------------- ----------------------------------------------
Contract Period                 24 months
------------------------------- ----------------------------------------------
Payment Period                  30 working days on average
------------------------------- ----------------------------------------------
Liquidated Damages Rate (LDR)   5% per week or part of delay
------------------------------- ----------------------------------------------
Maximum LDR (MLDR)              20%
------------------------------- ----------------------------------------------
Invoice Address                 Accounts Payable Centre
                                PO Box 998
                                Telecoms House
                                91 London Road
                                MANCHESTER        M60 1RT
------------------------------- ----------------------------------------------
Guarantee Period                24 months
------------------------------- ----------------------------------------------
Supplier's Commercial Contact   As detailed in Schedule 1
------------------------------- ----------------------------------------------
Supplier's Technical Contact    As detailed in Schedule 1
------------------------------- ----------------------------------------------
BT's Commercial Contact         Niall McDonald
                                PP C108
                                North Star House
                                North Star Avenue
                                SWINDON      SN2 1BS
                                Tel: 01793 547241
                                Fax: 01793 547175
------------------------------- ----------------------------------------------
BT's Technical Contact          As detailed in Schedule 1
------------------------------- ----------------------------------------------
BT's Quality Contact            Niall McDonald
                                address as above
------------------------------- ----------------------------------------------
Support Period                  7 years for Items 1, 2, 3, 4, 5, 6 and 7
                                5 years for Items 8 to 20
------------------------------- ----------------------------------------------

SCHEDULE 2 to CONTRACT NO: 652902                               PAGE 3 of 21
--------------------------------------------------------------------------------


1.       DEFINITIONS (continued)

          "Booklet"

         -        The Working with BT Booklet issue number 3.

         "BT"

         - British Telecommunications plc, its successors and assigns and, where appropriate, companies within the BT Group of companies.

         "BT Network"

         - All exchange equipment, transmission equipment, network terminating equipment, line plant, power plant and ancillary equipment, owned or operated by BT.

         "BT Supplied Items"

         - All items provided by BT to the Supplier in connection with this Contract.

          "Contract"

         -        This Contract.

         "Contract Price"

         -        The total sum payable to the Supplier by BT for Supplies.

         "Contract Personnel"

         - The Supplier's employees, subcontractors and agents (and their employees, subcontractors and agents) engaged in the performance of the Contract.

         "Design Information"

         - Any Information furnished by BT concerning the purpose, function, design or manufacture of Supplies.

         "Equipment"

         - All components, materials, plant, tools, test equipment, documentation, hardware, firmware, Software and things comprised in Supplies.

SCHEDULE 2 to CONTRACT NO: 652902                               PAGE 4 of 21
--------------------------------------------------------------------------------



         "Foreground Information"

         - All information generated in the course of or arising from the performance of the Contract.

          "Information"

         - Information whether written or oral or any other form, including, but not limited to, documentation, specifications, reports, data, notes, drawings, models, patterns, samples, software, computer outputs, designs, circuit diagrams, inventions, whether patentable or not and know-how.

         "Intellectual Property Right"

         - Any patent, petty patent, registered design, copyright, design right, semiconductor topography right, know-how, or any similar right exerciseable in any part of the world and shall include any applications for the registration of any patents or registered designs or similar registrable rights in any part of the world.

         "Site"

         - Premises specified by BT, upon which the Supplier is to install and/or deliver Supplies.

         "Software"

         - All computer programs including but not limited to all source code and object code whether in machine readable, optically readable or any other format comprised in Supplies and the media on which it is supplied.

         "Specification"

         -        Any specification of Supplies provided by BT.

         "Subcontractor"

         - Any person, partnership or corporation with whom the Supplier places a contract and/or an order for the supply of any equipment, item, service or for any work in relation to the Contract, and "subcontract" shall be construed accordingly.

SCHEDULE 2 to CONTRACT NO: 652902                               PAGE 5 of 21
--------------------------------------------------------------------------------



         "Supplies"

         - All Equipment, Information, Work and, where applicable, Repairable Equipment the Contract requires to be supplied to or performed for BT.


          "Tooling"

         - Any equipment and software developed, produced or utilised at any time for the manufacture of Supplies and owned or paid for or to be paid for or supplied by BT.

         "Work"

         -        Work the Contract requires to be undertaken for BT.

2.       QUALITY OF SUPPLIES

         a) Supplies shall be to BT's reasonable satisfaction, comply with the latest applicable issue of European and International Standards and other documents referred to in the Contract and, unless required by the Contract, shall be brand new and not used, reconditioned, repaired or refurbished.

         b) Millennium Warranty: The Supplier warrants that the Supplies are, where applicable, fully compatible (without modification, loss of performance, loss of use, or work or expense on the part of BT) with changes to inputs, outputs or other information in relation to dates arising in the year 2000 and beyond.

3.       COMPLIANCE WITH LAWS AND REGULATIONS

         The Supplier and Supplies shall comply with:

         a) the requirements of the Booklet, all applicable legislation, regulations or by-laws of a Local or other Authority; and

         b)       any BT site regulations that may be notified to the Supplier.

4.       PRICING

         The Contract Price and all other prices payable by BT shall be inclusive, where relevant, of all non-returnable packing, delivery to Site, unless otherwise stated, any licence fees, installation, testing and commissioning and all other charges associated with Supplies but shall exclude VAT.

SCHEDULE 2 to CONTRACT NO: 652902                               PAGE 6 of 21
--------------------------------------------------------------------------------




5.       PAYMENT AND INVOICING

         5.1 BT will pay invoices submitted in accordance with paragraph 6 of Schedule 1 within the Payment Period commencing on the date of receipt of a valid invoice. Payment of 100% of the Contract Price shall become due upon complete performance of the Contract.

6.       ASSIGNMENT AND SUBCONTRACTING

         6.1 The Supplier shall not, without BT's written consent, which shall not be unreasonably withheld, assign or subcontract the whole or any part of the Contract. Any consent, if given, shall not affect the Supplier's obligations or liabilities under the Contract. At the outset of the Contract the list of agreed sub-contractors is detailed in Schedule 5 to this Contract.

         6.2 The Supplier shall allow BT access to its subcontractors for the purpose of validating compliance with the terms of this contract. BT would intend to do this via general audit, and/or through individual quality and capability assessments.

7.       ACCESS, ASSISTANCE & PROGRESS REPORTS

         The Supplier shall:

         a) ensure that BT (or any person authorised by BT) shall have access at all reasonable times to the premises of the Supplier, and those of any subcontractor, as BT may require to assess the progress of the Contract; and

         b) render such reports to BT on the performance of the Contract, and attend such meetings, as may be reasonably required by BT; and

         c) nominate a suitable representative to attend all such meetings. The representative shall be fully conversant at all times with the performance of the Contract.

8.       MISTAKES IN INFORMATION

         8.1 The Supplier shall inform BT in writing of any mistakes in Design Information within a reasonable time of receipt.

         8.2 Any mistakes in Information owned or controlled by the Supplier and in any Foreground Information shall be the Supplier's responsibility to remedy at its cost whether such Information has been approved by BT

SCHEDULE 2 to CONTRACT NO: 652902                               PAGE 7 of 21
--------------------------------------------------------------------------------



                  or not. Where any such remedial work is undertaken by BT the Supplier shall bear all costs, provided that BT shall first have notified the Supplier in writing of its intention to perform such remedial work and provided the Supplier the option of performing the work itself. Should BT proceed to perfom the remedial work without having provided the Supplier said option and the Supplier not having declined in writing to perform said work, BT shall bear all costs.

9.       BT SUPPLIED ITEMS AND PROPERTY

         9.1 All BT Supplied Items shall remain the property of BT. The Supplier shall return them to BT upon completion or termination of the Contract or earlier reasonable request by BT. The Supplier shall keep the BT Supplied Items, and (before their delivery to BT) any Supplies, items or things that are or have become BT's property ("BT property"), in safe custody and good condition, set aside and clearly marked as BT property.

         9.2 Upon receipt of the BT Supplied Items, the Supplier shall satisfy itself that they are not defective or deficient for the purpose for which they are being provided, and within 14 days of receipt shall notify BT of any defects or deficiencies.

         9.3 The Supplier shall not, without the prior written consent of BT, use BT Supplied Items for any purpose other than is necessary for the performance of the Contract, or allow any other party to use, take possession of, or have any rights or lien over BT Supplied Items or BT property.

         9.4 Without limiting the generality of the Supplier's obligations, the Supplier shall not have, and shall ensure that Contract Personnel shall not have, a lien on the BT Supplied Items or BT property for any sum due. The Supplier shall take all reasonable steps to ensure the title of BT and the exclusion of such lien are brought to the notice of all Contract Personnel dealing with any BT Supplied Items or BT property.

         9.5 In the event of any threatened seizure of any BT Supplied Items or BT property or in the event of the Supplier (or any Contract Personnel in possession of such BT Supplied Items or property) going into receivership, administration or liquidation (or the equivalent of any of these) the Supplier shall:

                  a)       notify BT immediately; and,

                  b) draw to the attention of the relevant official that BT Supplied Items and BT property are the property of BT and do not form part of the Supplier's assets; and,

SCHEDULE 2 to CONTRACT NO: 652902                               PAGE 8 of 21
--------------------------------------------------------------------------------


                  c) allow BT to enter the Supplier's premises or those of any Contract Personnel where BT Supplied Items or BT property are stored and take possession of them.

10.      GUARANTEE

         10.1 Without prejudice to any rights or remedies available to BT, the Supplier shall at its own cost promptly remedy (by repair, replacement or modification, at BT's option), any defects in Supplies notified by BT and which become apparent during the Guarantee Period, due to:

                  a)       defective workmanship or materials; or,

                  b) faulty design, (other than a design made or furnished or specified by BT and for which the Supplier has previously disclaimed responsibility in writing within a reasonable time of receipt): or,

                  c) any act, neglect or omission by the Supplier or Contract Personnel.

         10.2     The Supplier shall:

                  a) ensure that any remedied part of Supplies is compatible with all Supplies; and

                  b) complete the remedy to the satisfaction of BT within 10 working days of receipt from BT of the defective Supplies; and

                  c) ensure that defective Supplies are not remedied on BT premises without BT's consent, unless, for operational or technical reasons they can only be removed or replaced with difficulty; and

                  d) cause the minimum of disruption to BT and/or its customers in effecting any remedy. The time at which any remedy is to be effected out shall be agreed with BT and BT may at its discretion direct the Supplier to work outside normal working hours at no cost to BT.

         10.3 The unexpired period of the Guarantee Period or, if longer, a further guarantee period of 6 months, and the provisions of this Condition, shall apply to all repaired or replacement Supplies and parts.

                  The Supplier shall, upon receipt of Supplies returned under this Condition, immediately investigate those Supplies and take all necessary corrective action to prevent recurrence of the defects in any

SCHEDULE 2 to CONTRACT NO: 652902                               PAGE 9 of 21
--------------------------------------------------------------------------------


                  Supplies to be supplied under the Contract. The Supplier shall on a monthly basis report in writing to BT's Technical Contact the outcome of all such investigations not previously so reported. The information required in this report shall be as follows:-

                  a) a summary of the quantities of each type of Supplies returned to BT under this Condition, the quantities investigated the results of the investigation and the quantities awaiting investigation.

                  b)       a full defect analysis including:

                           -        the BT item description
                           -        the serial number
                           -        the manufacturing date
                           -        the reported fault

                           - the results of any tests carried out, including (without limitation) any simulated tests such as simulated customer tests, factory functional tests and soak tests

                           -        failed component analysis
                           -        failure mechanisms
                           -        corrective action necessary

                  c) the details of any corrective action taken to prevent a recurrence of defects.

                  d) without prejudice to the rights of BT under this Condition, the reasons for any Supplies returned not being accepted under the terms of this guarantee and a breakdown of those Suppliers by the code number quoted on any applicable fault label supplied.

          10.4 The obligation set out in this clause shall not apply to defects in the Supplies caused by the negligence or wilful damage by BT.


11.      TITLE AND RISK

        11.1 Without prejudice to BT's right to reject under the Contract, the title in Supplies shall pass to BT upon the earlier of delivery or the passing of risk or payment (including any part payment) and shall be free from any claims or encumbrance whatsoever.

        11.2 If any Supplies are rejected by BT or the Contract is terminated, title to any Supplies not accepted by BT and any materials or things which have not been incorporated in any part of accepted Supplies, shall re-vest in the Supplier on the expiration of 30 days from the date on which such termination or rejection takes effect unless BT gives notice to the Supplier within such period that it intends to either issue a certificate of Commercial Service in respect of the rejected Supplies or otherwise retain title in them.

SCHEDULE 2 to CONTRACT NO: 652902                               PAGE 10 of 21
--------------------------------------------------------------------------------

        11.3 Any payment made by BT for Supplies, materials or things which re-vest in the Supplier is a sum due to BT from the Supplier.

        11.4 The Supplier shall deliver to BT any Supplies the title in which BT has elected to retain under this Condition and if it shall fail to do so BT may enter the Supplier's premises and remove such Supplies and recover the cost of so doing from the Supplier, subject to BT paying a fair and reasonable price for such Supplies.

        11.5 The risk of loss of or damage to Supplies shall pass to BT upon delivery.

12.      INFORMATION

         12.1 Either party that has in the course of the Contract received information in a recorded form from the other (or has recorded received information) shall return these records upon

                  a)       expiry or termination of the Contract; or

                  b)       earlier upon reasonable request

                  unless such records are part of the Supplies.

13.      CONFIDENTIALITY

         13.1 Either party receiving Information ("the Recipient") from the other shall not without the prior written consent of the other use the Information other than for the purposes of the Contract or disclose the Information to any person other than BT employees or Contract Personnel who have a need to know.

         13.2 Paragraph 1 of this Condition shall not apply to Information that is:

                  a) published or becomes so otherwise than by a breach of the Contract; or

                  b) lawfully known to the recipient at the time of disclosure and is not subject to any obligations of confidentiality; or

                  c) lawfully disclosed to the recipient without any obligations of confidentiality by a third party; or

SCHEDULE 2 to CONTRACT NO: 652902                               PAGE 11 of 21
--------------------------------------------------------------------------------



                  d) replicated by development independently carried out by or for the recipient by an employee or other person without access or knowledge of the Information.

         13.3 The Supplier shall ensure that any subcontractor is bound by similar confidentiality terms to those in the Condition.

         13.4 Without prejudice to any prior obligations of confidentiality it may have, the Supplier shall ensure that no publicity, relating to the Contract, shall take place without the prior written consent of BT.

         13.5 Paragraph 13.4 of this condition shall not apply to the extent that it conflicts with any legal obligations of the Supplier or its ultimate parent company. The Supplier shall give BT advance notice of any intended publications, together with evidence of the Supplier's legal obligation to publish the material.


14.      FORCE MAJEURE

         14.1 Neither party shall be liable to the other party for any delay in the performance of the Contract directly caused by any event beyond its reasonable control ("the Force Majeure Period") provided such party shall have first given the other party written notice within seven days after becoming aware that such delay was likely to occur.

         14.2 If the Supplier is so delayed and the Force Majeure period exceeds 25 days, BT shall have the option by written notice to the Supplier to terminate the Contract forthwith in whole or in part and have no liability for the whole or part so terminated.

         14.3 For the avoidance of doubt, the provisions of this Condition shall not affect BT's right to terminate the Contract under Paragraph 4 of the Condition headed "Termination".


15.      DEFAULT

         15.1 Subject to the provisions of the Condition headed "Force Majeure", if the Supplier does not deliver, install, or complete (as the case may be) any Supplies by the due date, the Supplier shall be in breach of the Contract and shall pay to BT on request an amount of liquidated damages in respect of such delay at the LDR up to the MLDR of the price of the delayed Supplies.

         15.2 BT may, at its option, at any time deduct any amount of liquidated damages then due from the Supplier to BT from any sums then due from BT to the Supplier and any not so deducted may be recovered by BT from the Supplier as a debt.

SCHEDULE 2 to CONTRACT NO: 652902                               PAGE 12 of 21
--------------------------------------------------------------------------------


         15.3 Payment of, or BT's right to, liquidated damages under this Condition shall not affect any of BT's rights under the Condition headed "Termination".


16.      RIGHT TO REJECT

         16.1 BT shall have the right to reject the whole or any part of the Supplies that it reasonably considers are not in accordance with the Contract.

         16.2 The Supplier shall at its own risk and expense, replace rejected Supplies with Supplies that accord with the Contract within 14 days of notice of rejection from BT.

         16.3 Initial receipt of Supplies at the delivery point may be signed for as unexamined and this shall not affect BT's rights subsequently to reject those Supplies. Where subsequent checking shows a deficiency in the quantity of Supplies delivered, the Supplier shall make good the deficiency within 14 days of notice from BT of the deficiency.

17.      LICENCE TO USE INFORMATION

         Notwithstanding any other Condition, the Supplier hereby grants to BT non-exclusive, royalty free, world-wide rights, by or on behalf of BT, to copy and use information supplied under the Contract or derived by BT from the Supplies as necessary for the purpose of interfacing with other equipment as may form part of the BT Network or any other telecommunications network of those countries listed in Appendix A to this Schedule.

         BT will seek the agreement of the Supplier to extend the license to such other countries as BT may require. The Supplier shall not unreasonably withhold such agreement. The extension of the licence will be subject to BT and the relevant party within the country. Any such information disclosed to a third party will be performed under a mutually acceptable non-disclosure agreement.

         For such purpose, the Supplier shall promptly provide such additional Information as BT may request. BT shall pay the costs of the collation, reproduction and despatch of the Information.

         BT shall not deploy any Supplies purchased against this Contract in any country outside of the UK without the prior agreement of the Supplier. Such agreement shall not be unreasonably withheld.

SCHEDULE 2 to CONTRACT NO: 652902                               PAGE 13 of 21
--------------------------------------------------------------------------------



18.      DELIVERY

         18.1 The Supplier shall deliver Supplies in accordance with the Contract for time of delivery. If no time is so specified, the Supplier shall deliver Supplies in accordance with such timescales as the parties may agree or as BT may specify.

         18.2 The Supplier shall deliver Supplies ordered by BT to BT at the addresses in the United Kingdom of Great Britain and Northern Ireland that BT may specify.


19.      REPAIRABILITY

         19.1 The Supplier agrees to apply no more than a 20% Gross Margin on the cost of materials and labour for the repair of any items supplied against this Contract (that are not subject to warranty). The Supplier agrees that BT shall have the right to audit material and labour costs to satisfy themselves that they are reasonable. If BT does not agree that such costs are reasonable then the Supplier shall supply to BT as soon as is reasonably practicable after a request from BT such Information (including all revisions and updates) in such format as BT shall reasonably require to enable BT to repair Supplies or have them repaired by a competent supplier.

         19.2 In respect of all components comprised or to be comprised in Supplies, the Supplier shall:

                  a) ensure they can be obtained from more than one source or notify BT accordingly; and

                  b) ensure they or their specification can be supplied to BT at any time on request so as to enable manufacture by any competent supplier.

                  c) inform BT at least six months before a component supplier will cease to be able to supply; and,

                  d) ensure availability of those that are custom-designed to BT or its suppliers on fair and reasonable terms or ensure availability of specifications so as to enable manufacture by any competent supplier; and

                  e) ensure that any such provisions and undertakings in any subcontract referred to in this Condition are fully observed and performed by the subcontractor; and,

SCHEDULE 2 to CONTRACT NO: 652902                               PAGE 14 of 21
--------------------------------------------------------------------------------




                  f) notify BT immediately a fault is identified at any time in their manufacture and in particular, but without limitation, where BT has already purchased affected components.

         19.3 No separate licence fees shall be payable by BT for the use of Information supplied in accordance with this Condition. The Supplier warrants that BT, and any manufacturer or other supplier nominated by BT, are and shall remain free to use such Information for the manufacture and supply of components for use by BT or any third parties in repairing and maintaining Supplies.

20.      SUPPORT AND SPARES

         20.1 The Supplier shall ensure availability of such spares and support as BT may require for the Support Period commencing on the Commencement Date.

         20.2 The Supplier shall by prompt written notice, offer BT such new or amended versions of Supplies and parts, as may be developed throughout the Contract Period for the Support Period, but BT shall not be obliged to accept them.

21.      INTERFACE WITH OTHER EQUIPMENT

         21.1 The Supplier shall ensure the successful interworking of Supplies in or with the BT Network, or any other network specified by BT, existing at the Commencement Date and that Supplies do not impair or degrade the performance or operation of the BT Network.

         21.2 Within 2 months of any request by BT the Supplier shall supply, at its own cost such Information as BT may reasonably require to enable BT to interface and fully interwork Supplies with the BT Network or any other telecommunications network.

22.      TERMINATION

         22.1 If the Supplier commits a material breach or persistent breaches of the Contract, and in the case of a breach which is capable of remedy, fails to remedy the breach within 14 days (or such longer period as BT may at its option agree in writing) of written notice from BT to do so then BT shall have the right:

                  a) at any time to terminate the Contract forthwith as a whole or (at BT's option) in respect of any part of the Contract to be performed; and

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                  b)       to recover from the Supplier all directly resulting
                           losses and expenses (including, without limitation, the additional cost of completing Supplies, or having Supplies completed by another supplier, to a similar standard).

         22.2 BT shall have the right at any time to terminate the Contract forthwith and to recover from the Supplier all directly resulting losses and expenses (including, without limitation, the additional cost of completing the Supplies, or having the Supplies completed by another supplier, to a similar standard) if the Supplier shall become insolvent or ceases to trade or compound with its creditors; or a bankruptcy petition or order is presented or made against the Supplier; or where the Supplier is a partnership, against any one partner, or if a trustee in sequestration is appointed in respect of the assets of the Supplier or (where applicable) any one partner; or a receiver or an administrative receiver is appointed in respect of any of the Supplier's assets; or a petition for an administration order is presented or such an order is made in relation to the supplier; or a resolution or petition or order to wind up the Supplier is passed or presented or made or a liquidator is appointed in respect of the Supplier (otherwise than for reconstruction or amalgamation).

         22.3 BT may at any time on written notice terminate the Contract forthwith if the ownership or control of the Supplier is materially changed to (in BT's reasonable opinion) BT's detriment.

         22.4 BT may at any time on written notice terminate the Contract forthwith. Where BT terminates the Contract under this paragraph 4 and does not have any other right to terminate the Contract, the following shall apply:

                  a) BT shall subject to subparagraph (b) below, pay the Supplier such amounts as may be necessary to cover its reasonable costs and outstanding and unavoidable commitments (and reasonable profit thereon) necessarily and solely incurred in properly performing the Contract in relation to Applicable Supplies (as defined below) prior to termination.

                  b) BT shall not pay for any such costs or commitments that the Supplier is able to mitigate and shall only pay costs and commitments that BT has validated to its satisfaction. BT shall not be liable to pay for any Applicable Supplies that, at the date of termination, BT is entitled to reject (including any Supplies for which BT may have issued a Certificate of Commercial Service) or has already rejected. BT's total liability under sub-paragraph (a) above shall not in any circumstances exceed the


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                           price that would have been payable by BT for
                           Applicable Supplies if the Contract had not been terminated.

                  c) In this paragraph 4, "Applicable Supplies" means Supplies in respect of which the Contract has been terminated under this paragraph, which were ordered by BT under the Contract before the date of termination, and for which payment has not at that date become due from BT.

                  d) Sub-paragraphs (a) and (b) above encompass the total liability of BT for termination pursuant to this Paragraph 4, and BT shall be liable for no other costs, claims, damages, or expenses consequent upon such termination.

         22.5 Each right of BT under this Condition is without prejudice to any other right of BT under this Condition or otherwise.


23.      INDEMNITY - INTELLECTUAL PROPERTY

         23.1 The Supplier indemnifies BT against all actions, claims, proceedings, damages, costs and expenses arising from any actual or alleged infringement of Intellectual Property Rights or breach of confidentiality by BT's possession or use of any of the Supplies anywhere licensed to BT in the United Kingdom.

         23.2 BT shall notify the Supplier in writing of any such allegation received by BT and shall not make any admissions unless the Supplier gives prior written consent.

         23.3 At the Suppliers request and expense, BT shall permit the Supplier to conduct all negotiations and litigation. BT shall give all reasonable assistance and the Supplier shall pay BT's costs and expenses so incurred.

         23.4 The Supplier may, at its expense, modify or replace the Supplies to avoid any alleged or actual infringement or breach. The modification or replacement must not affect the performance of the Supplies.

         23.5 This indemnity shall not apply to infringements or breaches arising directly from:

                  a) compliance with the Design Information where such compliance inevitably results in the infringement. This exception does not apply to infringements resulting from a BT requirement that the Supplies comply with a national or international standard; or


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                  b) the combination of the Supplies with other items not
                     supplied under the Contract.

         23.6 Without prejudice to paragraph 5 (a) of this Condition, BT warrants that compliance with any such design provided under the Contract will not cause infringement or breach.

         23.7 This Condition shall survive the expiry or termination of the Contract.

24.      INDEMNITY - GENERAL

         Without prejudice to any other rights or remedies available to BT, the Supplier shall indemnify BT against all loss of or damage to any BT property to the extent arising as a result of the negligence or wilful acts or omissions of the supplier or Contract Personnel in relation to the performance of the Contract; and all claims and proceedings, damages, costs and expenses arising or incurred in respect of:

         a) death or personal injury of any Contract Personnel in relation to the performance of the Contract, except to the extent caused by BT's negligence; or

         b) death or personal injury of any other person to the extent arising as a result of the negligence or wilful acts or omissions of the Supplier or Contract Personnel in relation to the performance of the Contract; or

         c) loss of or damage to any property to the extent arising as a result of the negligence or wilful acts or omissions of the Supplier or Contract personnel in relation to the performance of the Contract;

         d) or under Part 1 of the Consumer Protection Act 1987 in relation to Supplies.


25.      LIMITATION OF LIABILITY

         25.1 Subject to Paragraph 3 of this Condition, neither party shall be liable to the other under the Contract for any indirect or consequential loss or damage.

         25.2 Subject to Paragraph 3 of this Condition the liability of either party to the other under this Contract shall not exceed (pound)2,000,000 per unrelated incident or the greater of (pound)6,000,000 or the Contract Price in aggregate.

         25.3 Paragraphs 1 and 2 of this Condition shall not apply to loss or damage arising out of or in connection with:


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                  (i)      death or personal injury; or
                  (ii) the wilful failure of either party to perform its contractual obligations; or
                  (iii)    paragraph d) of the Condition headed "Indemnity"; or
                  (iv)     the payment of liquidated damages; or
                  (v)      BT's obligation to pay the Contract Price.
                  (vi)     the condition headed `Intellectual Property'

26.      INSURANCE

         26.1 The Supplier shall at its own expense effect and maintain for the Contract Period such insurance as required by any applicable law and as appropriate in respect of its obligations under the Contract. Such insurances shall include third party liability insurance with an indemnity limit of not less than (pound)2,000,000 for each and every claim.

         26.2 If the Supplier cannot provide evidence of such insurance to BT on request, BT may arrange such insurance and recover the cost from the Supplier.

         26.3 The Supplier shall notify BT as soon as it is aware of any event occurring in relation to the Contract which may give rise to an obligation to indemnify BT under the Contract, or to a claim under any insurance required by the Contract.

         26.4 This Condition shall not be deemed to limit in any way the Supplier's liability under the Contract.


27.      CONTRACT CHANGE PROCEDURE

         The Contract may only be varied by written agreement between each party's Commercial Contact who shall each respond in writing within ten days of receipt of a proposal for a variation from the other.

28.      NOTICES

         Notices required under the Contract to be in writing shall be delivered by hand, post or facsimile transmission to the Commercial Contact of the recipient and shall be deemed to be given upon receipt (except notices sent by facsimile transmission, which shall be deemed to be given upon transmission).


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29.      GENERAL

         29.1 The invalidity or unenforceability for any reason of any provision of the Contract shall not prejudice or affect the validity or enforceability of its other provisions.

         29.2 The headings to the Contract provisions are for reference only and shall not affect their interpretation.

         29.3     a)       No delay, neglect or forbearance by either party in
                           enforcing any provision of the Contract shall be deemed to be a waiver or in any way prejudice any rights of that party.

                  b) No waiver by either party shall be effective unless made in writing or constitute a waiver of rights in relation to any subsequent breach of the Contract.

         29.4 The Contract governs the relationship between the parties to the exclusion of any other terms and conditions on which any quotation or tender response has been given to BT.

         29.5 The Contract is governed by English law and subject to the non-exclusive jurisdiction of the English courts.

         29.6 The Supplier shall not be, nor in any way represent itself as, an agent of BT and shall have no authority to enter into any obligation on behalf of BT or to bind BT in any way.

         29.7 Except as expressly set out in the Contract, no assignment of or licence under any Intellectual Property Right or trade mark or service mark (whether registered or not) is granted by the Contract.

         29.8 The following provisions of the Contract shall survive its termination or expiry in addition to those provisions relating to intellectual property and those which by their content or nature will so survive:

                           BT Supplied Items and Property
                           Guarantee
                           Information
                           Confidentiality
                           Indemnity
                           Intellectual Property
                           Limitation of Liability
                           Millennium Warranty


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30.      DOCUMENTATION

         30.1 In this Condition, "Documentation" means the installation, user and maintenance guides to be supplied under the Contract.

         30.2 The Supplier hereby grants to BT non-exclusive, royalty free rights to:

                  a) copy and disclose to BT personnel, and personnel within the BT Group;

                  b)       make adaptations of; and

                  c) copy and disclose such adaptations of the Documentation for the purposes of the sale, lease or hire of the Supplies.

31.      USE, TRANSFERABILITY, MAINTENANCE AND MODIFICATION OF SOFTWARE

         31.1 In this Condition, "lawful user" is as defined in the Copyright (Computer Programs) Regulations 1992.

         31.2 Notwithstanding any other Condition, the Supplier grants to BT non-exclusive, royalty free worldwide rights to any Software supplied under the Contract to the effect that BT has:

                  a)       all the rights of a lawful user of the Software; and

                  b) the rights to copy, disclose and use for any purpose any Information which:

                  c) has been derived by BT from observing, studying or testing the functioning of the Software;

                  d) relates to the ideas and principles which underline any element of the Software; and

                  e) is not subject to theSuppliers (or its licensor's) copyrights in the United Kingdom.

32.      VIRUSES AND ELECTRONIC REPOSSESSION

         32.1 The Supplier shall use reasonable endeavours ensure that adequate detection software is used to test the Software and all updates for viruses and shall take all reasonable steps to ensure that Software infected by viruses is not supplied under the Contract. For the purposes of this Paragraph "viruses" shall include "logic-bombs" as the


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                  same may be generally understood within the computing industry from time to time.

         32.2 The Supplier warrants that all Software is free of charges, bias or other encumbrance affecting title or right to deliver the Software free of encumbrances. Without prejudice to its other liabilities under the Contract, the Supplier indemnifies BT against all claims, demands, damages, costs and expenses suffered by BT and all damage or loss to BT property arising from any Electronic Repossession. For the purpose of this Condition, "Electronic Repossession" shall mean any function in the Software which prevents BT from Continuing to use the Software.

APPENDIX A

Australia                           Taiwan
Austria                             Thailand
Belgium                             USA
Canada
China
Czech Republic
Denmark
France
Germany
Greece
Hungary
India
Indonesia
Israel
Italy
Japan
Kenya
Lebanon
Malaysia
Netherlands
New Zealand
North East Asia
Norway
Portugal
Romania
Russia
Saudi Arabia
Singapore
Slovakia
South Africa
South Korea
Spain
Sweden
Switzerland